                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                       CURRENT REPORT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)  September 2, 1998



                               CONVERGYS CORPORATION
               (Exact name of registrant as specified in its charter)



     Ohio                               1-8519                 31-1598292
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


201 East Fourth Street, Cincinnati, Ohio                          45202
(Address of principal executive office)                        (Zip Code)

Registrant's telephone number, including area code          (513) 397-9900


                                         N/A
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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                                   [Convergys 8-K]

Item 5.

OTHER EVENTS

     Convergys Corporation and Cincinnati Bell Inc. jointly announced the formation of new management teams in anticipation of the planned separation of the two companies within the next few months. The changes set forth below, which took effect September 1, allow the management of each company to better focus on its respective growth strategies and initiatives:


- James F. Orr, 52, leaves his position as chief operating officer of Cincinnati Bell Inc., but remains a director of Cincinnati Bell. Orr is president and chief executive officer of Convergys.

- Brian C. Henry, 41, leaves his position as executive vice president and chief financial officer of Cincinnati Bell Inc. Henry is chief operating officer of the Information Management Group of Convergys.


- William D. Baskett, 59, leaves his position as general counsel and secretary of Cincinnati Bell Inc. He is general counsel and secretary of Convergys.

- Richard G. Ellenberger, 46, replaces Orr as chief operating officer of Cincinnati Bell Inc. Ellenberger is also president and chief executive officer of Cincinnati Bell Telephone Company, a wholly owned subsidiary of Cincinnati Bell Inc.

- Kevin W. Mooney, 40, replaces Henry as chief financial officer of Cincinnati Bell Inc. Mooney is also senior vice president-finance of Cincinnati Bell Telephone Company, a wholly owned subsidiary of Cincinnati Bell Inc.

- Thomas E. Taylor, 51, replaces Baskett as general counsel and secretary of Cincinnati Bell Inc. He is also senior vice president and general counsel of Cincinnati Bell Telephone Company, a wholly owned subsidiary of Cincinnati Bell Inc.

Ellenberger, Mooney and Taylor report to John LaMacchia, president and chief executive officer of Cincinnati Bell Inc.

In addition, several former Cincinnati Bell officers are now officers of Convergys, with similar responsibilities. They are:

-    Thomas A. Cruz, vice president of human resources and administration,

-    Cheryl N. Campbell, vice president of public relations,

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-    Robert P. Komin, Jr., vice president of finance and treasurer,

-    Thomas P. Mehnert, vice president-legal

-    Andre S. Valentine, controller and chief accounting officer, and

-    Tammy L. Rohrer, assistant secretary.

     Cruz and Campbell report to Orr. Komin and Valentine report to Steven G. Rolls, Chief financial Officer of Convergys. Mehnert and Rohrer report to Baskett.

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FORM 8-K                                               CONVERGYS CORPORATION


                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Convergys Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


September 2, 1998

                                             CONVERGYS CORPORATION




                                             By:  /s/ William D. Baskett III
                                                  -----------------------------
                                                  William D. Baskett III
                                                  General Counsel and Secretary